UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 23, 2009
(Date of earliest event reported)

SKY PETROLEUM, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-99455	32-0027992
(Commission File Number)	(IRS Employer Identification No.)
401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Sky Petroleum Reports 67,510 Barrels during fiscal year.  Mubarek Production from H2 well approximately 4,766 barrels for the 2008 4th Quarter. K2-ST4 well back on line after repairs completed. On February 23, 2009, the Registrant released the press release filed herewith as Exhibit 99.1

Item 9.01.   Financial Statements and Exhibits

(c)     Exhibits.

Exhibit	Description

99.1	Press Release dated February 23, 2009.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC.
(Registrant)

Dated:	February 23, 2009	By:	/s/ Michael D. Noonan
Michael D. Noonan
VP Corporate

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated February 23, 2009__________